RAM-SIN	Phone 716-225-1840
	tue	PRODUCT DEVELOPMENT & MARKETING	Fax 716-225-4410







MARKETING AGREEMENT






THIS AGREEMENT by and between Ramsin Inc. located at 305
W. Ridge Rd Rochester NY 14626, and Catido Arbore resides at 371
Carisam Dr., Rochester New York 14609

WITNESSETH:


WHERE AS, Ramsin Inc. is the exclusive marketing and sales company for the, MOBILE CONCRETE STRAINER: see attached Exhibit A.

WHERE AS, Catido Arbore owns the MOBILE CONCRETE STRAINER product.

NOW, THEREFORE, Ramsin will carry out the initial marketing strategies for the this project. The strategy is to approach buyers and possible license opportunity, in the target markets, with samples or design of the product to evaluate and purchase.

Catldo Arbore will be financially responsible for one of the following options. Sign on


:~:	excePt~~~~,S '-.- Minium investment---- $15,000.00 For the following:
$1,500 for drawings
$4,500 for patents
$4,000 for development
$5,000 for licensing/legal/models

Option 2 __________________________________________


Investment----$40,000.00 For the following:
$1,500 for drawings
$4,500 for patents
$4,000 for development
$5,000 for licensing/legal/models
$25,000 for prototype and premarketing

Option 3 __________________________________________


Investment ---- $80,000.00 For the following:
$1,500 for drawings
$4,500 for patents
$4,000 for development
$5,000 for licensing/legal/models
$25,000 for prototype and premarketing
$40,000 for production and marketing
	of	~
2450 West Ridge Road Rochester, New York 14626






Option 1 ----Return 15% of any licensing, minus all accumulated cost for Ramsin to license product for the life of the agreement and 2% of wholesale sales of products sold by Ramsin.

Option 2 ----Return 25% of any licensing, minus all accumulated cost for Ramsin to license product for the life of the agreement and 4% of wholesale sales of products sold by Ramsin.

Option 3 ----Return 35% of any licensing minus, all accumulated cost for Ramsin to license product for the life of the agreement and 6% of wholesale sales of products sold by Ramsin.


TERMS, Catldo Arbore grants Ramsin the exclusive rights for life of the patents.

This letter agreement once signed by Ramsin Inc. and Catido Arbore is binding accordance with its terms. I trust the above meets with your approval.
Please sign where indicated to indicate your acceptance to these terms.



Catldo Arbore







Date:
Ramsin Inc.



by:



Date:	/2'-/?-- ~






Exhibit A: Picture of product.
	ROYALTIES, Catldo Arbore will receive the following base on investment

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